EXHIBIT 10.1.2








                             $200,000,000


                           CREDIT AGREEMENT


                              dated as of


                         November 4, 1994


                               among


                      Union Carbide Corporation,


                       The Banks Party Hereto,


                     The Co-Agents Party Hereto,


             Morgan Guaranty Trust Company of New York,
                        as Documentation Agent


                                  and


                             Chemical Bank,
              as Administrative Agent and Auction Agent




                          TABLE OF CONTENTS*



                                                         Page


                              ARTICLE I

                             DEFINITIONS

SECTION 1.01.  Definitions...............................  1
SECTION 1.02.  Accounting Terms and
                 Determinations.......................... 18
SECTION 1.03.  Types of Borrowings....................... 18


                              ARTICLE II

                             THE CREDITS

SECTION 2.01.  Commitments to Lend....................... 19
SECTION 2.02.  Notice of Committed
                 Borrowings.............................. 20
SECTION 2.03.  Money Market Borrowings................... 21
SECTION 2.04.  Notice to Banks; Funding of
                 Loans................................... 26
SECTION 2.05.  Notes..................................... 27
SECTION 2.06.  Maturity of Loans......................... 28
SECTION 2.07.  Interest Rates............................ 28
SECTION 2.08.  Facility Fees............................. 31
SECTION 2.09.  Optional Termination or
                 Reduction of Commitments................ 32
SECTION 2.10.  Method of Electing Interest
                 Rates................................... 33
SECTION 2.11.  Prepayments............................... 34
SECTION 2.12.  General Provisions as to
                 Payments................................ 35
SECTION 2.13.  Funding Losses............................ 36
SECTION 2.14.  Computation of Interest and
                 Fees.................................... 36
SECTION 2.15.  Withholding Tax Exemption................. 37
SECTION 2.16.  Regulation D Compensation................. 37




_______________

* The Table of Contents is not a part of this Agreement.




                                                         Page


SECTION 2.17.  Judgment Currency......................... 38
SECTION 2.18.  Replacement of this Credit Facility....... 39


                           ARTICLE III

                           CONDITIONS

SECTION 3.01.  Effectiveness............................. 40
SECTION 3.02.  Borrowings................................ 42


                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and
                 Power................................... 43
SECTION 4.02.  Corporate and Governmental
                 Authorization; No
                 Contravention........................... 43
SECTION 4.03.  Binding Effect............................ 43
SECTION 4.04.  Financial Information..................... 43
SECTION 4.05.  Litigation................................ 44
SECTION 4.06.  Compliance with ERISA..................... 44
SECTION 4.07.  Environmental Matters..................... 45
SECTION 4.08.  Restricted Subsidiaries................... 45
SECTION 4.09.  Not an Investment Company................. 45
SECTION 4.10.  Disclosure................................ 45


                           ARTICLE V

                           COVENANTS

SECTION 5.01.  Information............................... 46
SECTION 5.02.  Maintenance of Property;
                 Insurance............................... 49
SECTION 5.03.  Restricted Subsidiaries................... 50
SECTION 5.04.  Negative Pledge........................... 51
SECTION 5.05.  Limitation on Debt of
                 Subsidiaries............................ 52
SECTION 5.06.  Consolidations, Mergers and
                 Sales of Assets......................... 53
SECTION 5.07.  Minimum Consolidated
                 Tangible Net Worth...................... 53
SECTION 5.08.  Leverage Ratio............................ 54




                                                         Page


SECTION 5.09.  Interest Coverage Ratio................... 54
SECTION 5.10.  Use of Proceeds........................... 54
SECTION 5.11.  Payments from Domestic
                 Restricted Subsidiaries................. 54


                            ARTICLE VI

                             DEFAULTS

SECTION 6.01.  Events of Default......................... 54
SECTION 6.02.  Notice of Default......................... 58


                            ARTICLE VII

                     THE AGENTS AND CO-AGENTS

SECTION 7.01.  Appointment and
                 Authorization........................... 58
SECTION 7.02.  Agents and Affiliates..................... 58
SECTION 7.03.  Action by Agents.......................... 58
SECTION 7.04.  Consultation with Experts................. 58
SECTION 7.05.  Liability of Agents....................... 59
SECTION 7.06.  Indemnification........................... 59
SECTION 7.07.  Credit Decision........................... 59
SECTION 7.08.  Successor Agents.......................... 60
SECTION 7.09.  Distribution of Information............... 60
SECTION 7.10.  Co-Agents................................. 60


                           ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining
                 Interest Rate Inadequate
                 or Unfair............................... 60
SECTION 8.02.  Illegality................................ 61
SECTION 8.03.  Increased Cost and Reduced
                 Return.................................. 62
SECTION 8.04.  Base Rate Loans Substituted
                 for Affected Fixed Rate
                 Loans................................... 65






                                                         Page


                           ARTICLE IX

                          MISCELLANEOUS

SECTION 9.01.  Notices................................... 66
SECTION 9.02.  No Waivers................................ 66
SECTION 9.03.  Expenses; Documentary Taxes;
                 Indemnification......................... 66
SECTION 9.04.  Sharing of SetOffs........................ 67
SECTION 9.05.  Amendments and Waivers.................... 68
SECTION 9.06.  Successors and Assigns.................... 68
SECTION 9.07.  Collateral................................ 71
SECTION 9.08.  GOVERNING LAW; SUBMISSION TO
                 JURISDICTION; WAIVER
                 OF JURY TRIAL......                      71
SECTION 9.09.  Counterparts; Integration................. 71
SECTION 9.10.  Confidentiality........................... 72
SECTION 9.11.  Severability.............................. 73



Pricing Schedule

Exhibit A  -  Note

Exhibit B  -  Money Market Quote Request

Exhibit C  -  Invitation for Money Market Quotes

Exhibit D  -  Money Market Quote

Exhibit E  -  Opinion of Counsel for the Borrower

Exhibit F  -  Opinion of Special Counsel for the Agents

Exhibit G  -  Administrative Questionnaire

Exhibit H  -  Assignment and Assumption Agreement





                       CREDIT AGREEMENT


          AGREEMENT dated as of November 4, 1994 among UNION
CARBIDE CORPORATION, the BANKS party hereto, the CO-AGENTS party hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as
Documentation Agent, and CHEMICAL BANK, as Administrative Agent and Auction Agent.

          The parties hereto agree as follows:


                          ARTICLE I

                         DEFINITIONS

          SECTION 1.01.  Definitions.  The following terms, as
used herein, have the following meanings:

          "Absolute Rate Auction" means a solicitation of Money
Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

          "Adjusted CD Rate" has the meaning set forth in Section
2.07(b).

          "Adjusted Consolidated Debt" means at any date the consolidated Debt of the Borrower and its Consolidated
Subsidiaries determined as of such date, excluding

          (i) Debt of any Consolidated Kuwait Joint Venture (including its obligation under any Guarantee by it of Debt of any other Kuwait Joint Venture) so long as such Debt (including any such obligation under a Guarantee) is not Guaranteed by the Borrower or any other Consolidated Subsidiary (except a Consolidated Kuwait Joint Venture),

         (ii) the Borrower's Kuwait Completion Guarantees and the Debt of the Kuwait Joint Ventures Guaranteed pursuant thereto, but only to the extent that the aggregate amount of Debt Guaranteed by the Borrower's
     Kuwait Completion Guarantees does not exceed
     $650,000,000 and

        (iii)  Excluded Working Capital Financings.



          "Administrative Agent" means Chemical Bank in its capacity as Administrative Agent for the Banks hereunder, and its successors in such capacity.

          "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in substantially the form of Exhibit G hereto submitted to the Administrative Agent (which shall promptly following receipt thereof give a copy to the Borrower and the Documentation Agent) duly completed by such Bank.

          "Affiliate" means, with respect to any Person,

          (i) any other Person that directly, or indirectly through one or more intermediaries, controls such Person (a "Controlling Person"), or

         (ii) any other Person which is controlled by or under common control with a Controlling Person.

As used in this definition, the term "control" means, with respect to any Person, possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agents" means the Administrative Agent, the Auction
Agent and the Documentation Agent, and "Agent" means any of the foregoing.

          "Applicable Lending Office" means, with respect to any Bank,

          (i)  in the case of its Domestic Loans, its
     Domestic Lending Office,

         (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and

        (iii) in the case of its Money Market Loans, its Money Market Lending Office.

          "Assessment Rate" has the meaning set forth in
Section 2.07(b).

          "Assignee" has the meaning set forth in Section
9.06(c).



          "Auction Agent" means Chemical Bank in its capacity as Auction Agent for the Banks hereunder, and its successors in such capacity.

          "Bank" means each lender listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to
Section 9.06(c), and their respective successors.

          "Bank Parties" has the meaning set forth in Section
9.10.

          "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Reference Rate for such day or
(ii) the sum of 1/2 of 1% plus the Effective Federal Funds Rate for such day.

          "Base Rate Loan" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article VIII or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

          "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" means Union Carbide Corporation, a New
York corporation, and its successors.

          "Borrower's Kuwait Completion Guarantees" means completion guarantees by the Borrower with respect to the Kuwait Project.

          "Borrowing" has the meaning set forth in Section
1.03.

          "CD Base Rate" has the meaning set forth in Section
2.07(b).

          "CD Loan" means (i) a Committed Loan which bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

          "CD Margin" has the meaning set forth in Section
2.07(b).



          "CD Rate" means a rate of interest determined pursuant to Section 2.07(b) on the basis of an Adjusted CD
Rate.

          "CD Reference Banks" means Chemical Bank, Credit
Suisse and Morgan Guaranty Trust Company of New York and each such other Bank as may be appointed pursuant to Section
9.06(g).

          "Co-Agents" means ABN AMRO Bank N.V., Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Banque Nationale de Paris, CIBC Inc., Credit Suisse and NationsBank of North Carolina, N.A., each in its capacity as one of the co-agents for the Banks hereunder.

          "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof (or, in the case of an Assignee, the portion of the transferor Bank's Commitment assigned to such Assignee pursuant to Section 9.06(c)), in each case as such amount may be reduced from time to time pursuant to Sections 2.01(a) and 2.09 or changed as a result of an assignment pursuant to Section 9.06(c).

          "Committed Loan" means a revolving credit loan made by a Bank pursuant to Section 2.01(a) or a term loan made by a Bank pursuant to Section 2.01(b); provided that, if any such loan or loans are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

          "Consolidated Kuwait Joint Venture" means at any date any Kuwait Joint Venture that is a Consolidated Subsidiary at such date.

          "Consolidated Net Income" for any period means the consolidated net income of the Borrower and its Consolidated
Subsidiaries for such period.

          "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

          "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of the Borrower and its


Consolidated Subsidiaries minus consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of

          (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to June 30, 1994 in the book value of any asset owned by the Borrower or a Consolidated Subsidiary,

         (ii)  all investments of the Borrower and its
     Consolidated Subsidiaries in unconsolidated
     Subsidiaries, and

        (iii) all goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible assets.

          "Debt" of any Person means at any date, without duplication, to the extent required in accordance with generally accepted accounting principles to be included in the financial statements of such Person or the footnotes thereto,

          (i) all obligations of such Person for borrowed money,

         (ii) all obligations of such Person evidenced by bonds, debentures, notes or other substantially similar instruments containing an unconditional promise to pay a sum certain,

        (iii)  all obligations of such Person for
     installment purchase transactions involving the purchase of property or services over $5,000,000 for any particular transaction, except trade accounts payable and expense accruals arising in the ordinary course of business,

         (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles,

          (v) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit, and

         (vi)  all obligations of others of the types
     described in clauses (i) through (v) above that are Guaranteed by such Person.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default; provided that an event or condition covered by clause (f) of Section 6.01 (and not covered by any other clause of said Section) shall not constitute a Default unless and until the Required Banks shall have made the determination specified in such clause (f) and the Administrative Agent shall have given the Borrower written notice of such determination.

          "Designated Subsidiary" has the meaning set forth in
Section 5.03(c).

          "Documentation Agent" means Morgan Guaranty Trust
Company of New York, in its capacity as documentation agent for the Banks hereunder, and its successors in such capacity.

          "Dollars" and the sign "$" mean lawful money of the United States of America.

          "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New
York City are authorized or required by law to close.

          "Domestic Consolidated Subsidiary" means a
Consolidated Subsidiary organized and existing under the laws of the United States of America, any State thereof or the District of Columbia.

          "Domestic Lending Office" means, as to each Bank, its office identified in its Administrative Questionnaire as its Domestic Lending Office or such other office of such Bank as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.



          "Domestic Loans" means CD Loans or Base Rate Loans or both.

          "Domestic Reserve Percentage" has the meaning set forth in Section 2.07(b).

          "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

          "Effective Federal Funds Rate" means the weighted average of the rates on overnight federal funds transactions between members of the Federal Reserve System arranged by federal funds brokers as published daily (or, if such day is not a Domestic Business Day, for the immediately preceding Domestic Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities (or any successor quotations).

          "Environmental Laws" means all applicable federal, state, local and foreign laws, ordinances, codes, regulations, orders and requirements relating to the protection of, or discharge of materials into, the environment, including, without limitation, the Resource Conservation and Recovery Act of 1976, as amended; the Comprehensive Environmental Response, Compensation and Liability Act; the Toxic Substance Control Act; the Clean Water Act; the Clean Air Act; and the Safe Drinking Water Act.

          "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended, or any successor statute.

          "ERISA Group" means the Borrower, any Restricted Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Restricted Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

          "Eurocurrency Reserve Ratio" has the meaning set forth in Section 2.16.

          "Euro-Dollar Business Day" means any Domestic
Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

          "Euro-Dollar Lending Office" means, as to each Bank, its office or branch located at its address identified in its


Administrative Questionnaire as its Euro-Dollar Lending Office or such other office or branch of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

          "Euro-Dollar Loan" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable
Notice of Committed Borrowing or Notice of Interest Rate
Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

          "Euro-Dollar Margin" has the meaning set forth in
Section 2.07(c).

          "Euro-Dollar Rate" means a rate of interest determined pursuant to Section 2.07(c) on the basis of a London
Interbank Offered Rate.

          "Euro-Dollar Reference Banks" means the principal
London offices of Chemical Bank, Credit Suisse and Morgan
Guaranty Trust Company of New York, and each such other Bank as may be appointed pursuant to Section 9.06(g).

          "Event of Default" has the meaning set forth in
Section 6.01.

          "Excluded Working Capital Financings" means obligations of the Borrower or any of its Consolidated
Subsidiaries (other than a Consolidated Kuwait Joint Venture), up to an aggregate outstanding amount of $150,000,000, incurred in connection with working capital financings.

          "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing, in each case that are not overdue.

          "Foreign Subsidiary" means a Subsidiary other than a Subsidiary organized and existing under the laws of the United
States of America, any State thereof or the District of Columbia.

          "Group of Loans" means at any time a group of Loans consisting of (i) all Revolving Credit Loans which are Base Rate Loans at such time, (ii) all Term Loans which are Base Rate Loans at such time, (iii) all Revolving Credit Loans which are Fixed Rate Loans of the same type having the same


Interest Period at such time or (iv) all Term Loans which are Fixed Rate Loans of the same type having the same Interest Period at such time; provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.02 or 8.04, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

          "Guarantee" by any Person means, without duplication, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person, and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person:

          (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

         (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided that the term Guarantee shall not include:

          (a) endorsements for collection or deposit in the ordinary course of business;

          (b)  obligations that are not required in
     accordance with generally accepted accounting principles to be included in the financial statements of such Person or the footnotes thereto;

          (c)  "unconditional purchase obligations"
     (including take-or-pay contracts) as defined in and as required to be disclosed pursuant to Statement of Financial Accounting Standards No. 47 and the related interpretations, as the same may be amended from time to time, but only to the extent the aggregate amount of all such obligations of the Borrower and its Consolidated Subsidiaries (other than amounts reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries) is equal to or less than 15% of the net sales of the Borrower and its Consolidated Subsidiaries as set forth in their Consolidated


     Statement of Income, determined as of the end of the preceding quarter for the twelve months then ending;

          (d)  any obligation required to be disclosed
     pursuant to the Statement of Financial Accounting Standards No. 105, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk, issued March 1990, and the related interpretations, as the same may be amended from time to time (except to the extent any such obligation is required to be reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries or to be disclosed pursuant to Statement of Financial Accounting Standards No. 5 and related interpretations, as the same may be amended from time to time); or

          (e) any difference between the fair market value and the book value of any obligation that is required to be disclosed pursuant to the Statement of Financial
     Accounting Standards No. 107, Disclosures about Fair
     Value of Financial Instruments, issued December 1991, and the related interpretations, as the same may be amended from time to time.

The term "Guarantee" used as a verb has a corresponding meaning.

          "Interest Coverage Ratio" means, with respect to the Borrower and its Consolidated Subsidiaries, for any period, the ratio of

          (x)  the sum of (i) Consolidated Net Income,
     excluding any extraordinary items of gain or loss,
     (ii) consolidated interest expense, (iii) consolidated operating lease expense, (iv) consolidated provision for income taxes and (v) Restructuring Charges (to the extent deducted in determining the amount specified in
     (i) above) that the Borrower elects (by so stating in a certificate delivered pursuant to Section 5.01(c)) to add back to such Consolidated Net Income; provided that the aggregate amount of all Restructuring Charges added back pursuant to this clause (v) shall not exceed $100,000,000 on a cumulative basis after June 30, 1994 to

          (y) the sum of (i) consolidated interest expense and (ii) consolidated operating lease expense.



The amounts referred to in clauses (x)(ii), (x)(iii), (x)(iv),
(y)(i) and (y)(ii) of this definition shall be adjusted to exclude the interest expense, operating lease expense and income taxes of Consolidated Kuwait Joint Ventures, if any. In addition, the consolidated interest expense referred to in clauses (x)(ii) and (y)(i) of this definition, shall be adjusted to exclude interest on Excluded Working Capital Financings.

          "Interest Period" means: (1) with respect to each Euro-Dollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c)  any Interest Period with respect to a
     Revolving Credit Loan which would otherwise end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest
     Period with respect to a Term Loan which would otherwise end after the Term Loan Maturity Date shall end on the Term Loan Maturity Date.

(2) with respect to each CD Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice;
provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business
     Day; and

          (b)  any Interest Period with respect to a
     Revolving Credit Loan which would otherwise end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest
     Period with respect to a Term Loan which would otherwise end after the Term Loan Maturity Date shall end on the Term Loan Maturity Date.

(3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter (but not more than 12 months) as the Borrower may elect in accordance with Section 2.03; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date.

(4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than seven nor more than 180 days) as the Borrower may elect in accordance with Section 2.03; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business
     Day; and



          (b) any Interest Period which would otherwise end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date.

          Notwithstanding the foregoing, all Interest Periods at any one time outstanding hereunder shall end on not more than 25 different dates, and the duration of any Interest Period which would otherwise exceed such limitation shall be adjusted so as to coincide with the remaining term of such other then current Interest Period as the Borrower may specify in the related Notice of Borrowing.

          "Internal Revenue Code" means the Internal Revenue
Code of 1986, as amended, or any successor statute.

          "Invitation for Money Market Quotes" means an invitation by the Auction Agent on behalf of the Borrower to each Bank to submit Money Market Quotes offering to make Money
Market Loans in accordance with Section 2.03, substantially in the form of Exhibit C hereto.

          "Kuwait Joint Ventures" means the joint ventures to which the Borrower and/or any of its Subsidiaries is or is to be a party and formed or to be formed to build and operate the Kuwait Project or to market products produced thereby.

          "Kuwait Project" means the proposed petrochemical complex in Kuwait disclosed in the Borrower's 1993 annual report to stockholders.

          "Leverage Ratio" means the ratio of (x) Adjusted
Consolidated Debt to (y) the sum of (i) Consolidated Tangible
Net Worth plus (ii) Restructuring Charges taken after June 30,
1994 up to a maximum cumulative amount of $100,000,000.

          "LIBOR Auction" means a solicitation of Money Market
Quotes setting forth Money Market LIBOR Margins pursuant to
Section 2.03.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.



          "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans or
Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

          "London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

          "Material Debt" means at any time Adjusted
Consolidated Debt (other than the Debt evidenced by the Notes) and/or Excluded Working Capital Financings (to the extent that they constitute Debt), having an aggregate principal amount outstanding at such time equal to or exceeding $50,000,000.

          "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $15,000,000.

          "Material Subsidiaries" means at any time (the "time of determination") one or more Subsidiaries with respect to which any of the events specified in clause (g) or (h) of
Section 6.01 shall have occurred after the date hereof (and not been cured before the time of determination), but only if the assets of such Subsidiaries (calculated in each case at the time such event occurred) exceed, in the aggregate, 1 1/2% of the consolidated assets of the Borrower and its Consolidated Subsidiaries at the time of determination.

          "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d)(ii)(D).

          "Money Market Absolute Rate Loan" means a loan made or to be made by a Bank pursuant to an Absolute Rate Auction.

          "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office or branch of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.



          "Money Market LIBOR Loan" means a loan made or to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section
8.01).

          "Money Market LIBOR Margin" has the meaning set forth in Section 2.03(d)(ii)(C).

          "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

          "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

          "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

          "Notice of Borrowing" means a Notice of Committed
Borrowing (as defined in Section 2.02) or a Notice of Money
Market Borrowing (as defined in Section 2.03(f)).

          "Notice of Interest Rate Election" has the meaning set forth in Section 2.10.

          "Parent" means, with respect to any Bank, any Person controlling such Bank.

          "Participant" has the meaning set forth in Section
9.06(b).

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.



          "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either:

          (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group; or

         (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Potential Cross-Default" means at any time an event or condition described in Section 6.01(f) that has occurred and is continuing at such time and that is not a Default, but would be a Default if the determination by the Required Banks contemplated by Section 6.01(f) had been made and notice of such determination had been given to the Borrower.

          "Pricing Schedule" means the Pricing Schedule attached hereto.

          "Reference Banks" means the CD Reference Banks or the
Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

          "Reference Rate" means the rate of interest publicly announced by Chemical Bank in New York City from time to time as its reference rate. The Reference Rate is not intended to be the lowest rate of interest charged by Chemical Bank in connection with extensions of credit to borrowers.

          "Regulation D", "Regulation U" and "Regulation X" means Regulation D, Regulation U and Regulation X, respectively, of the Board of Governors of the Federal Reserve
System, as in effect from time to time.

          "Required Banks" means at any time Banks having at least two-thirds of the aggregate amount of the Commitments, or, if the Commitments have been terminated, holding Notes evidencing at least two-thirds of the aggregate unpaid principal amount of the outstanding Loans.

          "Restricted Subsidiary" means at any time:



          (i) any Domestic Consolidated Subsidiary with (a) more than $20,000,000 in total assets or (b) more than $5,000,000 in total net worth, and

         (ii) any other Consolidated Subsidiary designated by the Borrower as a Restricted Subsidiary (a) in the certificate delivered pursuant to Section 3.01(h) or
     (b) in accordance with Section 5.03, unless and until such designated Consolidated Subsidiary becomes an Unrestricted Subsidiary pursuant to Section 5.03.

At the Effective Date, the Restricted Subsidiaries shall be those set forth in such certificate.

          "Restructuring Charges" means all nonrecurring after-tax charges taken after June 30, 1994 by the Borrower and its Consolidated Subsidiaries, on a consolidated basis, to provide for the cost of discontinuing a business, adopting a severance program or other profit improvement program or writing off or writing down impaired assets.

          "Revolving Credit Loan" means a Committed Loan made pursuant to Section 2.01(a).

          "Revolving Credit Period" means the period from and including the Effective Date to and including the Revolving
Credit Termination Date.

          "Revolving Credit Termination Date" means November 2,
1995, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

          "SEC" means the Securities and Exchange Commission.

          "Subsidiary" with respect to any Person means any corporation or other entity of which such Person directly or indirectly owns the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

          "Term Loan" means a Committed Loan made pursuant to
Section 2.01(b).

          "Term Loan Maturity Date" has the meaning set forth in Section 2.01(b).



          "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "Unrestricted Subsidiary" means any Subsidiary other than a Restricted Subsidiary.

          "Wholly-Owned Consolidated Subsidiary" means any
Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

          SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Agent that the Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

          SECTION 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article II on a single date, all of which Loans are of the same type (subject to clause (a) of Section 8.04) and, except in the case of Base


Rate Loans, have the same initial Interest Period; provided that Revolving Credit Loans and Term Loans shall not be aggregated in the same Borrowing. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).


                        ARTICLE II

                        THE CREDITS

          SECTION 2.01. Commitments to Lend. (a) Revolving Credit Loans. Each Bank severally agrees, on the terms and conditions set forth in this Agreement (including, without limitation, Section 3.02), to make Domestic Loans and Euro-Dollar Loans to the Borrower pursuant to this Section from time to time during the Revolving Credit Period in amounts such that the aggregate principal amount of Revolving Credit Loans by such Bank at any one time outstanding hereunder shall not exceed the amount of its Commitment. Each Borrowing under this subsection (a) shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $5,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b) and, if less than $5,000,000, must be a Base Rate Borrowing) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this subsection (a), repay, or to the extent permitted by Section 2.11 or 8.03(d)(ii), prepay Revolving Credit Loans and reborrow at any time during the Revolving Credit Period under this subsection (a). The Commitments shall terminate at the close of business on the Revolving Credit Termination Date, and shall automatically be reduced pro rata by the aggregate amount borrowed pursuant to subsection (b) below at the close of business on the date of such borrowing.

          (b) Term Loans. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make one or more term loans to the Borrower on a single day (to be specified by the Borrower in the applicable Notice of Borrowing) on or before the Revolving Credit Termination Date in amounts such that the aggregate principal amount of Committed Loans by such Bank to be outstanding at the close of business on such day shall not exceed its Commitment (as in effect immediately before any termination or reduction thereof on such day). Each such Term Loan shall mature on the date (the "Term Loan Maturity Date") which is either the first anniversary of the date of borrowing or the second anniversary of the date of borrowing, as specified by the Borrower in the applicable Notice of Borrowing. Each Borrowing under this subsection (b) shall be made from the several Banks ratably in proportion to their respective Commitments. Amounts of Term Loans repaid pursuant to Section 2.11 shall not be reborrowed.

          SECTION 2.02.  Notice of Committed Borrowings. The
Borrower shall give the Administrative Agent notice (a "Notice of Committed Borrowing") not later than 11:00 A.M. (New York
City time) on:

          (x)  the date of each Base Rate Borrowing,

          (y) the Domestic Business Day next preceding the date of each CD Borrowing, and

          (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing,

     specifying:

          (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic
     Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (b)  the aggregate amount of such Borrowing,

          (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or at a CD Rate or at a Euro-Dollar Rate,

          (d) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest
     Period, and

          (e)  in the case of a Borrowing under Section
     2.01(b), (i) that such Borrowing is under such subsection (b) (in the absence of which specification a


     Borrowing shall be deemed to be under Section 2.01(a)) and (ii) whether the Term Loan Maturity Date is to be the first anniversary or the second anniversary of the date of such Borrowing.

          SECTION 2.03.  Money Market Borrowings.

          (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Auction Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than 11:00 A.M. (New York City time) on:

          (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or

          (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction

(or, in either case, such other time or date as the Borrower and the Auction Agent shall have mutually agreed and shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

          (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR
     Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

        (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $5,000,000,



        (iii)  the duration of the Interest Period
     applicable thereto, subject to the provisions of the definition of Interest Period, and

         (iv) whether the Money Market Quotes requested are to set forth a Money Market LIBOR Margin or a Money
     Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within four Euro-Dollar Business Days (or such other number of days as the Borrower and the Auction Agent may agree and the Auction Agent shall have promptly notified the Banks) of any other Money Market Quote Request.

          (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Auction Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto with respect to such Money Market Quote Request.

          (d)  Submission and Contents of Money Market Quotes.
(i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Auction Agent by telex or facsimile transmission at its offices specified in or pursuant to Section
9.01 not later than:

          (x)  12:00 Noon (New York City time) on the third
     Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or

          (y)  9:30 A.M. (New York City time) on the
     proposed date of Borrowing, in the case of an Absolute
     Rate Auction

(or, in either case, such other time or date as the Borrower and the Auction Agent shall have mutually agreed, and the Auction Agent shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Auction Agent in the capacity of a Bank may be submitted, and may only be submitted, if the Auction Agent notifies the Borrower of the terms of the offer or offers contained therein not later than:



          (x)  one hour prior to the deadline for the other
     Banks, in the case of a LIBOR Auction or

          (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction.

Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Auction Agent given on the instructions of the Borrower.

         (ii)  Each Money Market Quote shall be in
substantially the form of Exhibit D hereto and shall in any case specify:

          (A)  the proposed date of Borrowing,

          (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount:

               (w)  may be greater than or less than the
          Commitment of the quoting Bank,

               (x)  must be $5,000,000 or a larger multiple
          of $1,000,000,

               (y)  may not exceed the principal amount of
          Money Market Loans for which offers were requested and

               (z)  may be subject to an aggregate
          limitation as to the principal amount of Money
          Market Loans for which offers being made by such quoting Bank may be accepted,

          (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market LIBOR Margin") offered for each such Money Market Loan, expressed as a percentage (rounded to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

          (D) in the case of an Absolute Rate Auction, the rate of interest per annum (rounded to the nearest
     1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

          (E)  the identity of the quoting Bank.



A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

        (iii) Any Money Market Quote shall be disregarded if it:

          (A)  is not substantially in conformity with
     Exhibit D hereto or does not specify all of the information required by subsection (d)(ii);

          (B) contains qualifying, conditional or similar language;

          (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money
     Market Quotes; or

          (D)  arrives after the time set forth in
     subsection (d)(i).

          (e) Notice to Borrower. The Auction Agent shall promptly notify the Borrower of the terms:

          (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and

          (y)  of any Money Market Quote that amends,
     modifies or is otherwise inconsistent with a previous
     Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Auction Agent unless such subsequent Money Market
     Quote is submitted solely to correct a manifest error in such former Money Market Quote.

The Auction Agent's notice to the Borrower shall specify:

          (A)  the aggregate principal amount of Money
     Market Loans for which offers have been received for each Interest Period specified in the related Money
     Market Quote Request,

          (B)  the respective principal amounts and Money
     Market LIBOR Margins or Money Market Absolute Rates, as the case may be, so offered and



          (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f) Acceptance and Notice by Borrower. Not later than:

          (x)  1:30 P.M. (New York City time) on the third
     Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or

          (y)  10:30 A.M. (New York City time) on the
     proposed date of Borrowing, in the case of an Absolute
     Rate Auction

(or, in either case, such other time or date as the Borrower and the Auction Agent shall have mutually agreed and the Auction Agent shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Auction Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e) and the Auction Agent shall so notify the Administrative Agent. In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

          (i)  the aggregate principal amount of each Money
     Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

         (ii) the principal amount of each Money Market Borrowing must be $25,000,000 or a larger multiple of $5,000,000 and the principal amount of each Money Market Loan with respect to such Money Market Borrowing must be in an amount of $5,000,000 or a larger multiple of $1,000,000,

        (iii) acceptance of offers may only be made on the basis of ascending Money Market LIBOR Margins or Money
     Market Absolute Rates, as the case may be,

         (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement, and



          (v)  failure by the Borrower to notify the Auction
     Agent by the time specified above shall be deemed a rejection of all offers.

          (g) Allocation by Borrower. If offers are made by two or more Banks with the same Money Market LIBOR Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amounts of such offers (or as nearly in proportion as shall be practicable after giving effect to the requirement that Money Market Loans for each relevant maturity date shall each be in a principal amount of $5,000,000 or a multiple of $1,000,000 in excess thereof).

          SECTION 2.04.  Notice to Banks; Funding of Loans.

          (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank participating therein shall make the amount of its share of such Borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in or pursuant to Section 9.01 in funds immediately available to the Administrative Agent. Unless the Administrative Agent determines (or, in the case of the first Borrowing, the Documentation Agent and the Administrative Agent determine) that any applicable condition specified in Article III has not been satisfied, the Administrative Agent shall make such aggregate funds available to the Borrower by depositing as promptly as practicable the proceeds thereof, in like funds as received by the Administrative Agent, in the account of the Borrower with the Administrative Agent on the date of such Borrowing.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.04 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent does, in such circumstances, make available to the Borrower such amount, such Bank shall within three Domestic Business Days following such Borrowing make such share available to the Administrative Agent, together with interest thereon for each day from and including the date of such Borrowing that such share was not made available, at the Effective Federal Funds Rate. If such amount is so made available, such payment to the Administrative Agent shall constitute such Bank's share of such Borrowing for all purposes of this Agreement. If such amount is not so made available to the Administrative Agent, then the Administrative Agent shall on the third Domestic Business Day following such Borrowing notify the Borrower of such failure and on the fourth Domestic Business Day following the date of such Borrowing, the Borrower shall pay to the Administrative Agent such share, together with interest thereon for each day that the Borrower had the use of such share, at the Effective Federal Funds Rate. Nothing contained in this subsection (c) shall relieve any Bank which has failed to make available its share of any Borrowing hereunder from its obligation to do so in accordance with the terms hereof.

          (d) The failure of any Bank to make available to the Administrative Agent its share of any Borrowing on the date of such Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make available to the Administrative Agent its share of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make available the share of any Borrowing to be made available by such other Bank on such date of Borrowing.

          SECTION 2.05. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

          (b) Each Bank may, by notice to the Borrower and the Administrative Agent (to be given not later than two Domestic Business Days prior to the first Borrowing), request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c)  Upon receipt of each Bank's Note pursuant to
Section 3.01(b), the Documentation Agent shall mail such Note to such Bank. Each Bank shall record the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and prior to any transfer of its Note may endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

          SECTION 2.06. Maturity of Loans. Each Revolving Credit Loan shall mature, and the principal amount thereof shall be due and payable, on the Revolving Credit Termination Date. Each Term Loan shall mature, and the principal amount thereof shall be due and payable, on the Term Loan Maturity Date. Each Money Market Loan shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Money Market Loan.

          SECTION 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made to but excluding the date it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable monthly in arrears on the last day of each calendar month and, with respect to the principal amount of any Base Rate Loan converted to a CD Loan or a Euro-Dollar Loan, on the date such principal amount is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          (b) Subject to Section 8.01, each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the applicable Adjusted CD Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

          The "Adjusted CD Rate" applicable to any Interest
Period means a rate per annum determined pursuant to the following formula:

                   [ CDBR       ]*
          ACDR  =  [ ---------- ]  + AR
                   [ 1.00 - DRP ]

          ACDR  =  Adjusted CD Rate
          CDBR  =  CD Base Rate
           DRP  =  Domestic Reserve Percentage
            AR  =  Assessment Rate

     __________
     * The amount in brackets being rounded upwards, if necessary, to the next higher 1/100 of 1%

          The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

          "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the


Federal Reserve System in New York City with deposits exceeding $5,000,000,000 in respect of new non-personal time deposits in Dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

          "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.3(e) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

          (c) Subject to Section 8.01, each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the applicable London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

          The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market LIBOR Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Interest on each Money Market Loan shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks making such Loans by telex, facsimile transmission or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

          SECTION 2.08. Facility Fees. (a) Revolving Credit Facility Fee. The Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their Commitments a facility fee at the Facility Fee Rate


(determined for each day in accordance with the Pricing
Schedule).  Such facility fee shall accrue:

          (i) from and including the Effective Date to but excluding the Revolving Credit Termination Date (or earlier date of termination of the Commitments in their entirety), on the daily aggregate amount of the Commitments (whether used or unused), and

         (ii) from and including the Revolving Credit Termination Date (or such earlier date of termination) to but excluding the date the Revolving Credit Loans shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Revolving Credit Loans.

          (b) Term Loan Facility Fee. The Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to the outstanding principal amounts of their Term Loans a facility fee at the Facility Fee Rate (determined for each day in accordance with the Pricing Schedule). Such facility fee shall accrue from and including the date on which the Term Loans are borrowed pursuant to
Section 2.01(b) to but excluding the date the Term Loans shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Term Loans.

          (c) Payments. Accrued fees under this Section shall be payable quarterly on each March 31, June 30, September 30 and December 31 (in arrears) commencing on December 31, 1994. In the case of the facility fee payable with respect to the Commitments, such facility fee shall also be payable on the date of termination of the Commitments in their entirety (and, if later, the date the Revolving Credit Loans shall be repaid in their entirety). In the case of the facility fee payable with respect to the Term Loans, such facility fee shall also be payable on the date the Term Loans shall be repaid in their entirety.

          SECTION 2.09.  Optional Termination or Reduction of
Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent,

          (i) terminate the Commitments at any time, if no Loans (other than Term Loans) are outstanding at such time, or

         (ii)  ratably reduce from time to time, by an
     aggregate amount of at least $25,000,000, the aggregate


     amount of the Commitments, provided that the aggregate amount of the Commitments may not be reduced below the aggregate outstanding principal amount of the Loans
     (other than Term Loans).

          SECTION 2.10. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII), as follows:

          (i)  if such Loans are Base Rate Loans, the
     Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

         (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Loans as CD Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans; and

        (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted from Domestic Loans to Domestic Loans of the other type or continued as Domestic Loans of the same type for an additional Interest Period, in which case such notice shall be delivered to the Administrative Agent not later than 11:00 A.M. (New York City time) on the Domestic Business Day next preceding the date the conversion or continuation selected in such notice is be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $25,000,000 or any larger multiple of $5,000,000.

          (b) Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

         (ii)  the date on which the conversion or
     continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

        (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Fixed Rate Loans, the duration of the initial
     Interest Period applicable thereto; and

         (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate
Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of Fixed Rate Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

          SECTION 2.11. Prepayments. (a) The Borrower may, upon giving notice to the Administrative Agent not later than 11:00 A.M. (New York City time) on the date of prepayment, prepay a Group of Base Rate Loans (or any Money Market Loan bearing interest at the Base Rate pursuant to Section 8.01) in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.



          (b) Subject to Section 2.13, upon giving notice to the Administrative Agent not later than 11:00 A.M. (New York City time) on the Domestic Business Day next preceding the date of prepayment (in the case of a Group of CD Loans) or the third Euro-Dollar Business Day before the date of prepayment (in the case of a Group of Euro-Dollar Loans), the Borrower may prepay the Loans comprising such Group of Loans in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

          (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in the relevant Group of Loans.

          (d)  The Borrower may not prepay the Money Market
Loans at any time (other than Money Market Loans bearing interest at the Base Rate pursuant to Section 8.01).

          SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01. The Administrative Agent will promptly distribute to each Bank its share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day.


If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Effective Federal Funds Rate.

          SECTION 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Section 2.11, Section 2.18, Article VI, Article VIII or otherwise) on any day other than the last day of an Interest Period applicable thereto or if any Euro-Dollar Loan is converted to a Base Rate Loan pursuant to Section 8.02(b)(ii) on any day other than the last day of an Interest Period applicable thereto or if the Borrower fails to borrow or prepay any Fixed Rate Loans after notice of such borrowing or prepayment has been given to any Bank in accordance with
Section 2.04(a) or 2.11(c), the Borrower shall reimburse each Bank on demand for any resulting loss or expense actually incurred by it (or a Participant which has purchased or agreed to purchase a participation in the relevant Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to the Borrower a certificate containing a computation in reasonable detail of the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

          SECTION 2.14. Computation of Interest and Fees. Interest based on the Reference Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.15. Withholding Tax Exemption. At least five Domestic Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank promptly advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

          SECTION 2.16. Regulation D Compensation. (a) So long as Regulation D shall require reserves to be maintained against "Eurocurrency liabilities" (or against any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents), each Bank subject to and actually incurring such reserve requirement may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans additional interest on the related


Euro-Dollar Loan of such Bank at a rate per annum (the
"Regulation D Rate") determined pursuant to the following formula:

                    [  LIBOR   ]
            RDR  =  [ -------- ]  -  LIBOR
                    [ 1 - ERR  ]

            RDR  =    Regulation D Rate
          LIBOR  =    The applicable London Interbank
                        Offered Rate
            ERR  =    Eurocurrency Reserve Ratio

          "Eurocurrency Reserve Ratio" means the applicable reserve ratio prescribed by Regulation D (as such Regulation shall have been amended to the first day of the related
Interest Period) for such reserve requirements (expressed as a decimal).

          Notwithstanding anything contained herein to the contrary, the Regulation D Rate shall be adjusted automatically on and as of the effective date of any change in such reserve ratio.

          (b) Any Bank wishing to require payment of such additional interest:

          (i) shall so notify the Borrower, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable on any date interest is payable with respect to each Euro-Dollar Loan commencing after the giving of such notice and

         (ii) shall notify the Borrower from time to time of the amount due it under this Section;

provided that the Borrower shall not be required to make any payment of an amount due hereunder earlier than the fifth
Euro-Dollar Business Day after receipt of the notice referred to in clause (ii) of this Section.

          SECTION 2.17. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the
Administrative Agent's New York office on the Domestic Business Day preceding that on which final judgment is given. The obligations of the Borrower in respect of any sum due to any Bank or the Administrative Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Domestic Business Day following receipt by such Bank or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Bank or the Administrative Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds:

          (a) the sum originally due to such Bank or the Administrative Agent, as the case may be, and

          (b) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section
     9.04,

such Bank or the Administrative Agent, as the case may be, agrees to remit such excess to the Borrower.

          SECTION 2.18. Replacement of this Credit Facility. If the Borrower wishes at any time to replace the credit facility provided under this Agreement with another credit facility, the Borrower may give prior notice of the termination of the Commitments hereunder as required by Section 2.09 and prior notice of the prepayment of any Committed Loans outstanding hereunder as required by Section 2.11, in each case on a conditional basis (i.e., conditioned upon such other credit facility becoming available to the Borrower), provided that the Borrower gives definitive notice of such termination of the Commitments and prepayment of outstanding Committed Loans (if any) to the Administrative Agent before 11:00 A.M. (New York City time) on the date of such termination and prepayment (if any) and complies with the applicable requirements of Sections 2.09 and 2.11 in all other respects.




                         ARTICLE III

                         CONDITIONS

          SECTION 3.01.  Effectiveness.  This Agreement shall
become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

          (a)  receipt by the Documentation Agent of
     counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Documentation Agent for the account of each Bank of one executed Note dated on or before the Effective Date complying with the provisions of Section 2.05;

          (c) receipt by the Documentation Agent of an opinion of Phyllis Savage, counsel to the Borrower, covering the matters described in Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (d) receipt by the Documentation Agent of an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (e)  receipt by the Documentation Agent of a
     certificate signed by any of the Chairman, any Vice Chairman, the President, any Vice President, the Treasurer, such Treasurer's designee, or any Associate Treasurer or Assistant Treasurer of the Borrower, dated the Effective Date, to the effect set forth in clauses
     (c), (d) and (e) of Section 3.02;

          (f) receipt by the Documentation Agent of a copy of the Borrower's certificate of incorporation, certified by the Secretary of State of New York;



          (g)  receipt by the Documentation Agent of a
     certificate on behalf of the Borrower signed by the Secretary or Assistant Secretary of the Borrower or such other authorized officer of the Borrower satisfactory to the Documentation Agent certifying

               (i)  that the Borrower's certificate of
          incorporation has not been amended since May 2, 1994,

              (ii)  that no proceeding for the dissolution
          or liquidation of the Borrower exists,

             (iii)  that the copy of the by-laws of the
          Borrower attached to the certificate is true, correct and complete,

              (iv)  that the copies of the resolutions of
          the Borrower's board of directors attached to the certificate are true and correct and in full force and effect and

               (v)  as to the incumbency of each officer of
          the Borrower who signed this Agreement and the Notes on behalf of the Borrower;

          (h)  receipt by the Documentation Agent of a
     certificate listing the Restricted Subsidiaries as of the Effective Date;

          i)  the commitments of the banks under the
     $850,000,000 Credit Agreement dated as of April 15,
     1992 among Union Carbide Corporation, Union Carbide
     Chemicals and Plastics Company Inc., the banks listed on the signature pages thereof, Morgan Guaranty Trust
     Company of New York, Chemical Bank and Credit Suisse, as Co-Agents, and Chemical Bank, as Administrative
     Agent and as Auction Agent, shall have been terminated and all amounts due and payable under such Agreement shall have been paid; and

          (j) receipt by the Documentation Agent of all documents that the Documentation Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Documentation Agent;



provided that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than November 20, 1994. The
Documentation Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

          SECTION 3.02.  Borrowings.  The obligation of any
Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

          (b)  immediately after such Borrowing, the
     aggregate outstanding principal amount of the Loans
     (other than Term Loans) will not exceed the aggregate amount of the Commitments (as reduced by any reduction thereof on the date of such Borrowing);

          (c) immediately after such Borrowing, no Default shall have occurred and be continuing;

          (d) none of the principal financial officer, the principal accounting officer or the Treasurer of the Borrower shall be aware of any Potential Cross-Default that will exist after giving effect to such Borrowing and was not disclosed to the Banks at least two
     Domestic Business Days before the date of such Borrowing; and

          (e)  the fact that the representations and
     warranties of the Borrower contained in this Agreement shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (b), (c), (d) and (e) of this Section, and each Notice of Borrowing shall be deemed to be a confirmation by the Borrower to such effect.




                           ARTICLE IV

                REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants that:

          SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 4.02.  Corporate and Governmental
Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in or permit the termination or modification of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

          SECTION 4.03.  Binding Effect.  This Agreement
constitutes a valid and binding agreement of the Borrower and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower.

          SECTION 4.04.  Financial Information.

          (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1993 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick, set forth in the Borrower's 1993 annual report to stockholders, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as


of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of June 30, 1994 and the related unaudited consolidated statements of income and cash flows for the six months then ended, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the consolidated financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six month period (subject to normal year-end adjustments).

          (c) Since June 30, 1994 there has been no change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, which could materially adversely affect the present or prospective ability of the Borrower to perform its obligations under this Agreement or any Note or which in any manner draws into question the validity or enforceability of this Agreement or any Note.

          SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the present or prospective ability of the Borrower to perform its obligations under this Agreement or any Note or which in any manner draws into question the validity of this Agreement or the Notes.

          SECTION 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the currently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has:

          (i)  sought a waiver of the minimum funding
     standard under Section 412 of the Internal Revenue Code in respect of any Plan,



         (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or

        (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA and aggregate withdrawal liabilities not in excess of $5,000,000 at any one time outstanding.

          SECTION 4.07. Environmental Matters. In the ordinary course of its business, the Borrower conducts reviews of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, related United States environmental protection operating expenses, which include operating costs of pollution control facilities and certain environmental accruals and administrative expenses, and capital expenditures for the current fiscal year and related amounts projected for capital expenditures up to five years subsequent to such current fiscal year, expressed in then-current dollar amounts). On the basis of this review, the Borrower has reasonably concluded that Environmental Laws are unlikely to have an effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries during the term of this Agreement, which could materially adversely affect the present or prospective ability of the Borrower to perform its obligations under this Agreement or any Note.

          SECTION 4.08.  Restricted Subsidiaries.  Each
corporate Restricted Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 4.09.  Not an Investment Company.  The
Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.10.  Disclosure.  None of the material
furnished to the Agents and the Banks in connection herewith


(excluding financial projections and estimates of future results) contains, or contained at the time so furnished, any untrue statement of a material fact or omits, or omitted at the time so furnished, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All financial projections and estimates of future results included in such material represented the Borrower's good faith estimates, based on assumptions which the Borrower considered reasonable, as of the date thereof (it being understood that the Borrower does not represent or warrant that such projections and future results will in fact be realized or that such assumptions included all possible assumptions).


                           ARTICLE V

                           COVENANTS

          The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

          SECTION 5.01.  Information.  The Borrower will
deliver to each of the Banks and the Administrative Agent:

          (a) as promptly as practicable and in any event within 120 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in accordance with generally accepted accounting principles (and in a manner acceptable to the SEC) by KPMG Peat Marwick or other independent public accountants of nationally recognized standing;

          (b) as promptly as practicable and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and comparative financial information as of the end of the previous fiscal year, the related consolidated statement of income for such quarter and the related consolidated statements of income and cash flows for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the principal financial officer, the principal accounting officer or the Treasurer of the Borrower or a person designated in writing by any of the foregoing persons, and if such financial statements are filed with the SEC, all reported on in conformity with the financial reporting requirements of the SEC;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and
     (b) above, a certificate of the principal financial officer, the principal accounting officer or the Treasurer of the Borrower, or a person designated in writing by any of the foregoing persons

               (i)  setting forth in reasonable detail the
          calculations required to establish whether the Borrower was in compliance with any applicable requirements of Sections 5.05, 5.07, 5.08 and 5.09 on the date of such financial statements,

              (ii)  stating whether the Borrower was in
          compliance with the requirements of Sections 5.02 through 5.04, inclusive, on the date of such financial statements, and

            (iii)  stating whether any Default or Potential
          Cross-Default exists on the date of such certificate and, if any Default or Potential
          Cross-Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements whether anything has come to their attention to cause them to believe that any Default or Potential Cross-Default existed on the date of such statements;

          (e) within five days after any officer of the Borrower obtains knowledge of any Default or Potential
     Cross-Default, if such Default or Potential Cross-
     Default is then continuing, a certificate of the principal financial officer, the principal accounting officer or the Treasurer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the public shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the SEC;

          (h)  if and when any member of the ERISA Group:

               (i)  gives or is required to give notice to
          the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;

              (ii)  receives notice of complete or partial
          withdrawal liability in excess of $5,000,000, under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice;

             (iii)  receives notice from the PBGC under
          Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer, any Plan, a copy of such notice;

              (iv)  applies for a waiver of the minimum
          funding standard under Section 412 of the Internal
          Revenue Code, a copy of such application;



               (v)  gives notice of intent to terminate any
          Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC;

              (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or

             (vii)  fails to make any payment or
          contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the principal financial officer, the principal accounting officer or the Treasurer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

          (i) promptly after the Borrower is notified by any rating agency referred to in the Pricing Schedule of any actual change in any rating referred to in the Pricing Schedule, written notice of such change; and

          (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Documentation Agent or the Administrative Agent, at the request of any Bank, may reasonably request.

          SECTION 5.02.  Maintenance of Property; Insurance.
(a) The Borrower will keep, and will cause each of its Subsidiaries to keep, all property useful and necessary in its respective business in good working order and condition, ordinary wear and tear excepted.

          (b) The Borrower will maintain, and will cause each of its Subsidiaries to maintain, insurance policies on its assets at coverage levels that are at least as high as the coverage levels that are usually insured against in the same general area by companies of established repute engaged in the same or a similar business as the Borrower or such Subsidiary, as the case may be; and, upon request of the Documentation Agent, will promptly furnish to the Documentation Agent for distribution to the Banks information presented in reasonable detail as to the insurance so carried.

          SECTION 5.03.  Restricted Subsidiaries.

          (a) The Borrower will notify the Administrative Agent, each time that the Borrower delivers financial statements pursuant to Section 5.01(a) or (b), whether or not the total assets of the Borrower and all Restricted Subsidiaries (excluding any loans or other extensions of credit, other than receivables related to trade transactions, from any Restricted Subsidiary to any Unrestricted Subsidiary) were equal to at least 60% of the total assets of the Borrower and its Consolidated Subsidiaries as of the date of such financial statements (the "Restricted Subsidiary Asset Test").

          (b) If the total assets of the Borrower and all Restricted Subsidiaries as so reported did not meet the Restricted Subsidiary Asset Test as of such date, the Borrower will, on the date such financial statements are delivered to the Administrative Agent, designate as Restricted Subsidiaries one or more additional Consolidated Subsidiaries which were theretofore Unrestricted Subsidiaries having sufficient assets as of the date of such financial statements so that the Restricted Subsidiary Asset Test as of such date will be met.

          (c)  Each Consolidated Subsidiary which is a
Restricted Subsidiary by reason of clause (ii) of the definition of "Restricted Subsidiary" (a "Designated Subsidiary") shall be a Restricted Subsidiary from the time of such designation until (subject to Section 5.03(d)) the Borrower subsequently notifies the Administrative Agent, concurrently with the delivery of financial statements pursuant to Section 5.01(a) or (b), that it is no longer necessary to include such Designated Subsidiary as a Restricted Subsidiary to meet the Restricted Subsidiary Asset Test (measured as of the date of such financial statements), at which time such Designated Subsidiary shall become an Unrestricted Subsidiary.

          (d) The Borrower may from time to time substitute one or more

          (i)  Domestic Consolidated Subsidiaries of the
     Borrower having (x) total assets of $20,000,000 or less and (y) total net worth of $5,000,000 or less or

         (ii)  Foreign Consolidated Subsidiaries
which (in either case) are Unrestricted Subsidiaries for one or more Designated Subsidiaries, provided the Restricted Subsidiary Asset Test (measured as of the date of the most recent financial statements delivered pursuant to Section 5.01(a) or (b)) continues to be met, upon which substitution such theretofore Designated Subsidiaries shall become Unrestricted Subsidiaries.

          SECTION 5.04.  Negative Pledge.  The Borrower will
not, and will not permit any of its Restricted Subsidiaries to, create, assume or suffer to exist any Lien securing Debt on any asset now owned or hereafter acquired by it, except:

          (a)  any Lien existing on the date of this
     Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $50,000,000;

          (b)  any Lien existing on any asset of any
     corporation at the time such corporation becomes a Restricted Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (d) any Lien on any improvements constructed on any property of the Borrower or any Restricted Subsidiary and any theretofore unimproved real property on which such improvements are located securing Debt incurred for the purpose of financing all or any part of the cost of constructing such improvements, provided that such Lien attaches to such improvements within 90 days after the later of (1) completion of construction of such improvements and (2) commencement of full operation of such improvements;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Restricted
     Subsidiary and not created in contemplation of such acquisition;

          (f)  Liens on property of the Borrower or a
     Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or any other government or department, agency, instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens;

          (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, but only to the extent that such Debt is not increased and is not secured by any additional assets;

          (h) Liens securing Debt permitted to be secured under Section 5.05(a)(i); and

          (i)  Liens not otherwise permitted by the
     foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed $200,000,000.

          SECTION 5.05.  Limitation on Debt of Subsidiaries.
(a)  The Borrower shall not permit any of its Restricted
Subsidiaries to create, incur, assume or suffer to exist any Debt, except:

          (i)  any Debt owing to the Borrower or another
     Subsidiary, provided that any such Debt owing to the Borrower is made or issued solely on a senior basis, and provided further that any such Debt owing to a Subsidiary is made or issued solely on a senior, unsecured basis;

         (ii) Debt of a Designated Subsidiary existing at he time such Subsidiary is designated as a Restricted
     Subsidiary;

        (iii)  Excluded Working Capital Financings; and

         (iv) (A) unsecured Debt not otherwise permitted by the foregoing clauses (i), (ii) and (iii) of this Section, in an aggregate principal amount at any time outstanding not to exceed $200,000,000 and (B) Debt secured by Liens permitted by Section 5.04.

          (b) The Borrower shall not permit any of its Unrestricted Subsidiaries that are Consolidated Subsidiaries or any of their respective Subsidiaries that are Consolidated Subsidiaries to create, incur, assume or suffer to exist any Debt owing to a Person other than the Borrower or a Subsidiary (including Debt referred to in clause (ii) of subsection (a) of this Section) if the aggregate outstanding principal amount of all such Debt (except Excluded Working Capital Financings) of all such Subsidiaries would at any time exceed $800,000,000. For purposes of this subsection (b), a Consolidated Kuwait Joint Venture shall be deemed not to be a Subsidiary or a Consolidated Subsidiary.

          SECTION 5.06. Consolidations, Mergers and Sales of Assets. The Borrower will not merge or consolidate with or into any other Person or sell, lease, transfer or otherwise dispose of all or substantially all of its assets, property or business in any single transaction or series of related transactions, unless

          (i)  in the case of any such merger or
     consolidation, the Borrower shall be the continuing corporation, or, in the case of any such sale, lease, transfer or other disposition, the transferee or transferees shall be one or more Wholly-Owned
     Consolidated Subsidiaries organized and existing under the laws of the United States of America or any State thereof, each of which shall expressly assume the due and punctual performance and observance of all of the covenants and agreements of the Borrower contained in this Agreement and the Notes, and

         (ii)  immediately after giving effect to such
     merger or consolidation, or such sale, lease, transfer or other disposition, no Default or Potential
     Cross-Default shall have occurred and be continuing.

          SECTION 5.07.  Minimum Consolidated Tangible Net
Worth. Consolidated Tangible Net Worth will not at any time be less than the sum of

          (i) $1,050,000,000 less Restructuring Charges taken after June 30, 1994 up to a maximum cumulative amount of $100,000,000,

         (ii) 50% of Consolidated Net Income (calculated before giving effect to any Restructuring Charges deducted pursuant to clause (i) above), for each fiscal quarter beginning after June 30, 1994 for which such Consolidated Net Income (as so calculated) is positive, and



        (iii)  50% of the proceeds from the sale after June
     30, 1994 of capital stock that is not redeemable at the option of the holder thereof and that the issuer thereof is not required to repurchase at the option of the holder thereof;

provided that proceeds from the sale of capital stock issued pursuant to any employee benefit plan, stock option plan or dividend reinvestment plan shall be excluded from any determination under this Section 5.07.

          SECTION 5.08.  Leverage Ratio.  The Leverage Ratio
will not (i) at any time prior to June 30, 1995 exceed 1.65 to 1 and (ii) at any time on or after June 30, 1995 exceed 1.5 to 1.

          SECTION 5.09.  Interest Coverage Ratio.  At the end
of any fiscal quarter ending after June 30, 1994, the Interest
Coverage Ratio for the period of four consecutive fiscal quarters then ended will not be less than 2.0 to 1.

          SECTION 5.10. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for working capital and general corporate purposes of the Borrower and its Subsidiaries. None of such proceeds will be used, directly or indirectly, in violation of Regulation X or for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

          SECTION 5.11. Payments from Domestic Restricted Subsidiaries. The Borrower shall not, and shall not permit any Domestic Consolidated Subsidiary that is a Restricted Subsidiary to, enter into any agreement which expressly prohibits or limits in any manner the ability of such Restricted Subsidiary, directly or indirectly, to declare or pay any dividend or other distribution, loan, advance or other payment to the Borrower.


                         ARTICLE VI

                          DEFAULTS

          SECTION 6.01.  Events of Default.  If one or more of
the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay when due any principal of any Loan or, within five days, any interest on any Loan, any fees or any other amount payable hereunder;

          (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.04 to 5.11, inclusive;

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 20 days after written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank;

          (d) any representation, warranty, certification or statement made (or deemed made) by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Material Debt when due or within any applicable grace period or any event or condition shall occur which results in the acceleration of the maturity of Material Debt;

          (f) any event or condition (except a failure to pay or other event or condition covered by clause (e) above) shall occur which enables (or, with the giving of notice or lapse of time or both, would enable) the holder or holders of Material Debt or any Person or Persons acting on its or their behalf to accelerate the maturity thereof or terminate its or their commitment in respect thereof and such event or condition shall not have been cured within two Domestic Business Days after both (i) the Required Banks shall have determined that such event or condition, if not cured within two Domestic Business Days, should be an Event of Default under this clause (f) and (ii) the Administrative Agent shall have given the Borrower written notice of such determination;

          (g)  the Borrower or Material Subsidiaries shall:

          (i) commence a voluntary case or other proceeding seeking (1) liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or (2) the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property;

         (ii)  consent to any such relief or to the
     appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it;

        (iii) make a general assignment for the benefit of creditors;

         (iv)  fail generally to pay its debts as they
     become due; or

          (v) take any corporate action to authorize any of the foregoing;

          (h) (i) an involuntary case or other proceeding shall be commenced against the Borrower or Material Subsidiaries seeking (1) liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or (2) the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

         (ii) an order for relief shall be entered against the Borrower or Material Subsidiaries under the federal bankruptcy laws as now or hereafter in effect;

          (i) (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $50,000,000 which it shall have become liable to pay under Title IV of ERISA;

              (ii)  notice of intent to terminate a Material
     Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing;

             (iii)  the PBGC shall institute proceedings
     under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan;



              (iv)  a condition shall exist by reason of
     which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

               (v)  there shall occur a complete or partial
     withdrawal from, or a default, within the meaning of
     Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $50,000,000;

          (j) a judgment or order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower or any Subsidiary and shall remain unsatisfied for a period of ten consecutive days after it becomes due and payable, during which ten-day period execution shall not be effectively stayed or otherwise effectively precluded; or

          (k) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 30% or more of the outstanding shares of common stock of the Borrower; or, during any period of twelve consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

then, and in every such event, the Administrative Agent shall:

          (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and

         (ii)  if requested by Banks holding Notes
     evidencing more than 50% in aggregate outstanding principal amount of the Loans, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;



provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

          SECTION 6.02.  Notice of Default.  The Administrative
Agent shall give notice under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                         ARTICLE VII

                  THE AGENTS AND CO-AGENTS

          SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to such Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          SECTION 7.02. Agents and Affiliates. Morgan Guaranty Trust Company of New York and Chemical Bank shall each have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not an Agent, and Morgan Guaranty Trust Company of New York and Chemical Bank and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not an Agent hereunder.

          SECTION 7.03.  Action by Agents.  The obligations of
each Agent hereunder are only those expressly set forth herein.
Without limiting the generality of the foregoing, no Agent shall be required to take any action with respect to any Default or Potential Cross-Default, except as expressly provided in Article VI.

          SECTION 7.04. Consultation with Experts. Any Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          SECTION 7.05. Liability of Agents. Neither any Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither any Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except, in the case of the Documentation Agent or the Administrative Agent, receipt of items required to be delivered to it; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. An Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

          SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify each Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such Agent's gross negligence or willful misconduct) that such Agent may suffer or incur in connection with this Agreement or any action taken or omitted by such Agent hereunder.

          SECTION 7.07.  Credit Decision.  Each Bank
acknowledges that it has, independently and without reliance upon any Agent, any Co-Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Agent, any Co-Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.



          SECTION 7.08. Successor Agents. (a) Any Agent may resign at any time by giving 30 days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent which shall be a Bank. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a Bank. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent.

          (b) If at any time any Agent shall have assigned its rights and obligations in respect of all of its Commitment hereunder, such Agent shall resign as Agent in accordance with the procedures set forth in subsection (a) of this
Section 7.08.

          SECTION 7.09. Distribution of Information. The Administrative Agent and the Documentation Agent each agree to mail or deliver to each of the Banks so requesting photocopies of documents, certificates, financial statements and other information received by it from the Borrower pursuant to the express provisions of this Agreement and not otherwise distributed to the Banks.

          SECTION 7.10.  Co-Agents.  The Co-Agents, in their
capacities as such, shall have no duties or obligations of any kind under this Agreement.


                            ARTICLE VIII

                       CHANGE IN CIRCUMSTANCES

          SECTION 8.01.  Basis for Determining Interest Rate
Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Loan (other than Money
Market Absolute Rate Loans):

          (a) the Administrative Agent is advised by the Reference Banks that deposits in Dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of CD Loans or Euro-Dollar Loans, Banks having 50% or more of the aggregate amount of the affected Loans advise the Administrative Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to convert outstanding Loans into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

          SECTION 8.02. Illegality. (a) If, after the date of this Agreement, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall promptly so notify the


Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make
Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended.

          (b) Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (ii) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

          SECTION 8.03. Increased Cost and Reduced Return. (a) If, after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

          (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Note to the extent evidencing Fixed Rate Loans or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such


     Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

         (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note to the extent evidencing Fixed Rate Loans or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the


Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent), without duplication, for such reduction. Any determination by any such authority, central bank or comparable agency that, for purposes of capital adequacy requirements, the Commitments hereunder do not constitute commitments with an original maturity of one year or less, shall be deemed a change in the interpretation and administration of such requirements for purposes of this subsection (b), and the additional amount or amounts payable by the Borrower to each Bank under this subsection (b) as a result thereof shall be calculated, with respect to the relevant unused portion of such Bank's Commitment for the relevant period, at the rate of 0.05% per annum.

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder, accompanied by a computation thereof in reasonable detail, shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d) If any Bank has demanded compensation under this Section, the Borrower:

          (i) shall have the right, with the assistance of the Documentation Agent and the Administrative Agent and upon notification to such Bank, to require such Bank to transfer, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit H hereto, its Note and Commitment to a substitute bank or banks satisfactory to the Borrower and such Agents (which may be one or more of the Banks) or

         (ii) may elect to terminate this Agreement as to such Bank, and in connection therewith to prepay any Base Rate Loan made pursuant to Section 8.04, provided that the Borrower (1) notifies the Administrative Agent (which will forthwith notify such Bank) of such election at least three Euro-Dollar Business Days before any date fixed for such a prepayment, and (2) either (x) repays all of such Bank's outstanding Loans at the end of the respective Interest Periods applicable thereto or as otherwise required by Section
     8.02 or (y) subject to Section 2.13, prepays all of such Bank's outstanding Loans (other than Money Market
     Loans). Upon receipt by the Administrative Agent of such notice, the Commitment of such Bank shall terminate.

          SECTION 8.04. Base Rate Loans Substituted for Affected Fixed Rate Loans. Subject to Sections 2.11 and 2.13, if (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) CD
     Loans or Euro-Dollar Loans, as the case may be, shall instead be made as or converted into Base Rate Loans
     (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

          (b)  after each of its CD Loans or Euro-Dollar
     Loans, as the case may be, has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.




                        ARTICLE IX

                       MISCELLANEOUS

          SECTION 9.01. Notices. All notices, requests, instructions and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (w) in the case of the Borrower or any Agent, at its address, facsimile number or telex number (if any) set forth on the signature pages hereof, (x) in the case of any Bank, at its address, facsimile number or telex number (if any) set forth in its Administrative Questionnaire, (y) in the case of any party hereto, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII and notices to the Borrower under Section 6.01(c) or 6.01(f) shall not be effective until received.

          SECTION 9.02. No Waivers. No failure or delay by any Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.03.  Expenses; Documentary Taxes;
Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agents, including reasonable fees and disbursements of one special counsel (Davis Polk & Wardwell) for the Agents, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any actual or alleged Default or Potential Cross-Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agents or any Bank, including fees and disbursements of counsel (including the cost of staff counsel where used, without duplication of work, in lieu of separate special counsel), in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

          (b) The Borrower shall indemnify each Bank and its directors, officers and employees for, and hold each Bank and its directors, officers and employees harmless from and against
(i) any and all damages, losses and other liabilities of any kind, including, without limitation, judgments and costs of settlement, and (ii) any and all reasonable out-of-pocket costs and expenses of any kind, including, without limitation, fees and disbursements of counsel (including the cost of staff counsel where used, without duplication of work, in lieu of separate special counsel) and any other costs of defense, including, without limitation, costs of discovery and investigation, for such Bank and its officers and directors (all of which shall be paid or reimbursed by the Borrower monthly), suffered or incurred in connection with any investigative, administrative or judicial proceeding (whether or not such Bank shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no such Bank, director, officer or employee shall have any right to be indemnified or held harmless hereunder for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The Borrower shall indemnify and hold harmless each Agent, in its capacity as Agent hereunder, to the same extent that the Borrower indemnifies and holds harmless each Bank pursuant to this Section.

          SECTION 9.04. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise (except pursuant to Section 8.03(d)(ii)), receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that if at any time thereafter, the Bank that originally received such payment is required to repay (whether to the Borrower or to any other Person) all or any portion of such payment, each other Bank shall promptly (and in any event within five Domestic Business Days of its receipt of notification from such Bank requiring such repayment) repay to such Bank the portion of such payment previously received by it under this Section 9.04, together with such amount (if any) as is equal to the appropriate portion of any interest (in respect of the period during which such other Bank held such amount) such Bank shall have been obligated to pay when repaying such amount as aforesaid, in exchange for such participation in the Note of such other Bank as was previously purchased by such Bank; provided further that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes.

          SECTION 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement or (v) amend or waive the provisions of this Section
9.05. Neither a pro rata reduction of the Commitments pursuant to Section 2.01(a) nor any exercise by the Borrower of its right to decrease the Commitments pro rata pursuant to Section
2.09 or to decrease the Commitment of a Bank pursuant to
Section 8.03(d) shall require the consent of any party to this Agreement.

          SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.



          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agents, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and such Bank's Note. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder and under the Notes including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i) (only to the extent such modification, amendment or waiver would decrease the Commitment of such Bank), (ii) or (iii) of
Section 9.05 or to any modification, amendment or waiver that would have the effect of increasing the amount of a Participant's participation in such Bank's Commitment, in any such case without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of
Article VIII with respect to its participating interest, subject to subsection (f) below. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit H hereto executed by such Assignee and such transferor Bank, with the subscribed consent of the Borrower in consultation with the Administrative Agent and with the subscribed acknowledgment of the Administrative Agent; provided that,

          (i)  if an Assignee is (x) any Person which
     controls, is controlled by, or is under common control with, or is otherwise substantially affiliated with such transferor Bank or (y) another Bank, no such consent shall be required,

         (ii) such assignment may, but need not, include rights of the transferor Bank in respect of outstanding
     Money Market Loans and

        (iii)  if the transferor Bank is assigning a
     proportionate part (but not all) of its rights and obligations under this Agreement and the Notes to an Assignee that was not a Bank party to this Agreement prior to such assignment, the amount so assigned
     (disregarding Money Market Loans) shall be not less than the amount that would be held at such time
     (disregarding Money Market Loans) by a Bank having an initial Commitment of $10,000,000.

Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee and the transferor Bank and the original Note is cancelled, and the Administrative Agent shall notify the other Agents of such assignment. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee of $2,000 for processing such assignment. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.



          (e) The Agents and the Borrower may, for all purposes of this Agreement, treat any Bank as the holder of any Note drawn to its order (and owner of the Loans evidenced thereby) until written notice of assignment or other transfer shall have been received by them.

          (f) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (g) If any Reference Bank assigns its Note to an unaffiliated institution, the Administrative Agent shall, with the consent of the Borrower and the Required Banks, appoint another Bank to act as a Reference Bank hereunder.

          SECTION 9.07.  Collateral.  Each of the Banks
represents to the Agents and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 9.08.  GOVERNING LAW; SUBMISSION TO
JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE BORROWER, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 9.09.  Counterparts; Integration.  This
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

          SECTION 9.10. Confidentiality. In addition to any confidentiality requirements under applicable law, each of the Agents and each of the Banks (each a "Bank Party" and, collectively, the "Bank Parties") agrees that, through and including the latest of (a) the Revolving Credit Termination Date, (b) the Term Loan Maturity Date and (c) a date three years from the relevant Bank Party's receipt of the relevant information, it will take normal and reasonable precautions so that

          (i) all information expressly designated by its provider as confidential provided to any of them by the Borrower, any Person on behalf of the Borrower, or by any other Bank Party on behalf of the Borrower, in connection with this Agreement or the transactions contemplated hereby will be held and treated by each such Bank Party and its respective directors, Affiliates, officers, agents and employees in confidence and

         (ii)  neither it nor any of its respective
     directors, Affiliates, officers, agents or employees shall, without the prior written consent of the Borrower, use any such information for any purpose or in any manner other than pursuant to the terms of and for the purposes contemplated by this Agreement.

Notwithstanding the immediately preceding sentence, any Bank
Party may disclose any such information or portions thereof

          (a) that is or becomes publicly available other than through a breach by such Bank Party of its obligations hereunder;

          (b) that is also provided to such Bank Party by a Person other than the Borrower not in violation, to the actual knowledge of such Bank Party, of any duty of confidentiality;

          (c)  at the request of any bank regulatory
     authority or examiner;

          (d)  pursuant to subpoena or other court process;



          (e)  when required by applicable law;

          (f)  at the written request or the express
     direction of any other authorized government agency;

          (g) to its independent auditors, counsel and other professional advisors in connection with their provision of professional services to such Bank Party;
     or

          (h)  to any (i) Participant or (ii) prospective
     Participant or prospective Bank, if such Participant, prospective Participant or prospective Bank (which prospective Bank is promptly identified to the Borrower), prior to any such disclosure, agrees in writing to keep such information confidential to the same extent required of the Bank Parties hereunder;

provided that any Bank Party's failure to comply with the provisions of this Section 9.10 shall not affect the obligations of the Borrower hereunder.

          SECTION 9.11. Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                     UNION CARBIDE CORPORATION

                     By /s/ Thomas D. Jones
                        Title:  Vice President and Treasurer
                     39 Old Ridgebury Road
                     Danbury, CT  06817-0001
                     Telecopy number: (203) 794-5135
                     Attention:  Vice President and Treasurer





Commitments

$11,833,333.33              ABN AMRO BANK N.V.,
                              NEW YORK BRANCH
                              as a Co-Agent and a Bank


                            By /s/ David A. Mandell
                               Title:  Vice President

                            By /s/ David W. Stack
                               Title:  Corporate Banking
                                       Officer


$11,833,333.33              BANK OF AMERICA ILLINOIS,
                              as a Co-Agent and a Bank


                            By /s/ Nancy McGaw
                               Title:  Vice President



$11,833,333.33              THE BANK OF NEW YORK,
                              as a Co-Agent and a Bank


                            By /s/ Nancy McEwen
                               Title:  Vice President



$11,833,333.33              THE BANK OF NOVA SCOTIA,
                              as a Co-Agent and a Bank


                            By /s/ Terry K. Fryett
                                Title: Vice President





Commitments

$11,833,333.33              BANQUE NATIONALE DE PARIS,
                              as a Co-Agent and a Bank


                            By /s/ Sophie Revillard Kaufman
                               Title:  Vice President

                            By /s/ Eric Vigne
                               Title:  Senior Vice President



$11,833,333.33              CIBC INC.,
                              as a Co-Agent and a Bank


                            By /s/ Julia C. Collins
                               Title:  Vice President



$11,833,333.34              CHEMICAL BANK,
                              as a Bank


                            By /s/ William Ewing IV
                               Title:  Managing Director



$11,833,333.33              CREDIT SUISSE,
                              as a Co-Agent and a Bank


                            By /s/ Kristina Catlin
                               Title:  Associate

                            By /s/ Lynn Allegaert
                               Title: Member of Senior




Commitments

$11,833,333.33            MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK,
                            as a Bank


                          By /s/ James S. Finch
                             Title:  Vice President



$11,833,333.33            NATIONSBANK OF NORTH CAROLINA, N.A.,
                            as a Co-Agent and a Bank


                          By /s/ Margaret K. Vandenberg
                             Title:  Senior Vice President



$ 7,500,000.00            BANCA COMMERCIALE ITALIANA


                          By /s/ Edward Bermant
                             Title:  First Vice President

                          By /s/ Julia M. Welch
                             Title: Assistant Vice President



$ 7,500,000.00            BARCLAYS BANK PLC


                          By /s/ J. Onischuk
                             Title:  Associate Director


$ 7,500,000.00            FUJI BANK LIMITED



                          By /s/ Yoshihiko Shiotsugu
                             Title:  Vice President and
                                     Manager





Commitments

$ 7,500,000.00            ROYAL BANK OF CANADA



                          By /s/ Peter D. Steffen
                             Title:  Senior Manager



$ 7,500,000.00            THE SUMITOMO BANK, LIMITED


                          By /s/ Yoshinori Kawamura
                             Title:  Joint General Manager



$ 7,500,000.00            SWISS BANK CORPORATION


                          By /s/ Colin T. Taylor
                             Title:  Director Merchant Banking

                          By /s/ Paul D. Stendig
                             Title: Associate Director
                                    Merchant Banking



$ 7,500,000.00            TORONTO DOMINION (NEW YORK), INC.


                          By /s/ Jano Mott
                             Title:  Vice President



$ 4,166,666.67            COMMERZBANK AG
                            NEW YORK BRANCH


                          By /s/ Werner Niemeyer
                             Title:  Vice President

                          By /s/ Michael D. Hintz
                             Title: Vice President





Commitments

$ 4,166,666.67            GENERALE BANK


                          By /s/ Alain Verschueren
                             Title:  Senior Vice President
                                     Corporate

                          By /s/ Hans U. Neukomm
                             Title: General Manager



$ 4,166,666.67            THE HONGKONG AND SHANGHAI BANKING
                            CORPORATION LIMITED


                          By /s/ Jeffry S. Dykes
                             Title:  Vice President



$ 4,166,666.67            INSTITUTO BANCARIO SAN PAOLO DI
                            TORINO, S.P.A.


                          By /s/ William J. DeAngelo
                             Title:  First Vice President

                          By /s/ Robert S. Wurster
                             Title: First Vice President



$ 4,166,666.67            MELLON BANK, N.A.


                          By /s/ James S. Adelsheim
                             Title:  Vice President



$ 4,166,666.67            NATIONAL BANK OF KUWAIT


                          By /s/ Phillip M. Johnson
                             Title:  Executive Manager

                          By /s/ George Y. Nasra
                             Title: General Manager



Commitments




$ 4,166,666.67            SOCIETE GENERALE


                          By /s/ Philippe de Rozieres
                             Title:  Vice President


_________________
Total Commitments:

$200,000,000.00
===============


                       MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK, as Documentation Agent


                       By /s/ James S. Finch
                          Title:  Vice President
                       60 Wall Street
                       New York, New York  10260
                       Attention:  James Finch
                       Telex number: 177615
                       Telecopy number:  (212) 648-5014



                       CHEMICAL BANK, as Administrative Agent

                       By /s/ William Ewing IV
                       Title:  Managing Director
                       270 Park Avenue
                       New York, New York 10017-2070
                       Attention:  Terry Kennon
                       Telecopy number:  (212) 270-7138




                       CHEMICAL BANK, as Auction Agent


                       By /s/ William Ewing IV
                          Title:  Managing Director
                       270 Park Avenue
                       New York, New York 10017-2070
                       Attention:  Terry Kennon
                       Telecopy number:  (212) 270-7138




                    PRICING SCHEDULE



          The "Euro-Dollar Margin", "CD Margin" and "Facility Fee Rate" for any day are the respective rates per annum set forth below in the applicable row under the column corresponding to the Pricing Level that applies on such day; provided that the Euro-Dollar Margins and CD Margins applicable to Term Loans shall be the applicable rate per annum set forth below plus 0.0625% if the Borrower selects a one-year maturity for the Term Loans or 0.1250% if the Borrower selects a two-year maturity for the Term
Loans:


             Status        Level I    Level II   Level III

       Euro-Dollar Margin  0.3250%    0.3250%    0.4000%

       CD Margin           0.4500%    0.4500%    0.5250%

       Facility Fee Rate   0.1000%    0.1250%    0.1750%


          For purposes of this Schedule, the following terms have the following meanings:

          "Level I Pricing" applies on any day if on such day the Borrower's long-term debt securities (whether or not outstanding at such date) are rated BBB or higher (or the equivalent) by S&P and Baa2 or higher (or the equivalent) by Moody's.

          "Level II Pricing" applies on any day if on such day
(i) the Borrower's long-term debt securities (whether or not outstanding at such date) are rated either BBB or higher (or the equivalent) by S&P or Baa2 or higher (or the equivalent) by Moody's and (ii) Level I Pricing does not apply.

          "Level III Pricing" applies on any day if no higher
Pricing Level applies on such day.

          "Moody's" means Moody's Investors Service, Inc., a
Delaware corporation.

          "Pricing Level" refers to the determination of which of Level I Pricing, Level II Pricing or Level III Pricing


applies on any day. Level I Pricing is the highest Pricing Level and Level III Pricing the lowest.

          "S&P" means Standard & Poor's Ratings Group.

The ratings to be utilized for purposes of this Pricing Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without thirdparty credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect on any day is the rating in effect at the close of business on such day.

If either Moody's or S&P is merged or consolidated with another Person or if the ratings business of Moody's or S&P is acquired by another Person (the entity conducting such ratings business after any such merger, consolidation or acquisition being herein called the "Successor"), the ratings provided by the Successor shall be used for purposes of this Pricing Schedule unless and until the Borrower and the Required Banks shall, by notice to the Administrative Agent, designate a different rating agency to provide such ratings, in which case the ratings provided by the rating agency so designated shall thereafter replace those provided by the Successor for purposes of this Pricing Schedule.



                                                     EXHIBIT A


                            NOTE
                                            New York, New York
                                                        , 199_



          For value received, UNION CARBIDE CORPORATION, a New
York corporation (the "Borrower"), promises to pay to the order of

(the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the applicable maturity date specified in or pursuant to the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the
rate or rates provided for in the Credit Agreement.   All such
payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Chemical Bank, 270 Park Avenue, New York, New York 10017-2070.

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This note is one of the Notes referred to in the $200,000,000 Credit Agreement dated as of November 4, 1994 among the Borrower, the Banks party thereto, the Co-Agents party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Chemical Bank, as Administrative Agent and Auction Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.



                               UNION CARBIDE CORPORATION



                               By__________________________
                                 Name:
                                 Title:


                          Note (cont'd)




                 LOANS AND PAYMENTS OF PRINCIPAL






______________________________________________________________

                              Amount of
        Amount of   Type of   Principal   Maturity   Notation
Date     Loan        Loan      Repaid      Date      Made By
______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________



                                                     EXHIBIT B

                Form of Money Market Quote Request

                                               [Date]


To:       Chemical Bank (the "Auction Agent")

From:     Union Carbide Corporation

Re: $200,000,000 Credit Agreement dated as of November 4, 1994 (as the same may be amended from time to time, the "Credit Agreement") among the Borrower, the Banks party thereto, the Co-Agents party thereto and the Agents (as defined in the Credit Agreement)

          We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________

Principal Amount**                        Interest Period***

$

          Such Money Market Quotes should offer a Money Market
[LIBOR Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

          Terms used herein have the meanings assigned to them in the Credit Agreement.


                               [NAME OF BORROWER]


                               By________________________
                                 Name:
                                 Title:



** Amount must be $25,000,000 or a larger multiple of $5,000,000.

*** Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.




                                                     EXHIBIT C


            Form of Invitation for Money Market Quotes


To:       [Name of Bank]

Re:       Invitation for Money Market Quotes
          to Union Carbide Corporation (the
          "Borrower")


          Pursuant to Section 2.03 of the $200,000,000 Credit Agreement dated as of November 4, 1994 (as the same may be amended from time to time, the "Credit Agreement") among the Borrower, the Banks parties thereto, the Co-Agents party thereto, the undersigned, as Auction Agent, and the other Agents (as defined therein), we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________

Principal Amount                             Interest Period

$

          Such Money Market Quotes should offer a Money Market
[LIBOR Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

          Please respond to this invitation by no later than [12:00 Noon] [9:30 A.M.] (New York City time) on [date].

          Terms used herein have the meanings assigned to them in the Credit Agreement.


                           CHEMICAL BANK


                           By________________________________
                              Authorized Officer




                                                     EXHIBIT D

                  Form of Money Market Quote

CHEMICAL BANK,
  as Auction Agent
[Address]

Attention:

Re:  Money Market Quote to
     Union Carbide Corporation (the "Borrower")

          In response to your invitation on behalf of the Borrower dated __________ we hereby make the following Money
Market Quote on the following terms:

1.  Quoting Bank:  ________________________________

2.  Person to contact at Quoting Bank:

    _____________________________

3.  Date of Borrowing: ____________________1

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Principal     Interest     Money Market
 Amount2      Period3      [LIBOR Margin4]   [Absolute Rate5]

$

$

[Provided, that the aggregate principal amount of Money Market
Loans for which the above offers may be accepted shall not exceed
$____________.]2
__________

1 As specified in the related Invitation.

2 Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

            (notes continued on following page)



          We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the $200,000,000 Credit Agreement dated as of November 4, 1994 (as the same may be amended from time to time, the "Credit Agreement") among the Borrower, the Banks party thereto, the Co-Agents party thereto, yourselves, as Auction Agent, and the other Agents (as defined therein), irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

          Terms used herein have the meanings assigned to them in the Credit Agreement.

                               Very truly yours,

                               [NAME OF BANK]


Dated:_______________          By:__________________________
                                  Authorized Officer





__________

3 [Not less than one month and not more than 12 months] [Not less than seven days and not more than 180 days], as specified in the
related Invitation.   No more than five bids are permitted for
each Interest Period.

4 Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000th of 1%) and specify whether "PLUS" or "MINUS".

5 Specify rate of interest per annum (rounded to the nearest
1/10,000th of 1%).



                                                   EXHIBIT E


                           OPINION OF
                        COUNSEL FOR THE
                            BORROWER


                                        [Effective Date]


To the Banks and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

          I have acted as counsel to Union Carbide Corporation (the "Borrower") in connection with the $200,000,000 Credit Agreement dated as of November 4, 1994 (the "Credit Agreement") among the Borrower, the Banks party thereto, the Co-Agents party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Chemical Bank, as Administrative Agent and Auction Agent, and I am rendering this opinion pursuant to
Section 3.01(c) of the Credit Agreement. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

          I have examined originals or copies, certified or otherwise identified to my satisfaction as being true copies, of the Credit Agreement, the Notes, certain information and documents provided to me by responsible officers or employees of the Borrower and such other documents, certificates and corporate or other records as I have deemed necessary or appropriate as a basis for the opinions set forth herein.

          In my examination I have assumed the genuineness of all signatures (other than signatures on behalf of the Borrower), the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies.

          No opinion is expressed herein as to any matters involving or governed by the laws of any jurisdiction other than the laws of the State of New York, the laws of the State of Connecticut and the federal laws of the United States of America. Without limiting the foregoing, I express no opinion as to the effect (if any) of any law of any jurisdiction (except the States of New York and Connecticut) in which any Bank is located which limits the rate of interest that such Bank may charge. I have investigated such questions of law and investigated such questions of fact for the purpose of rendering the opinions expressed herein as I have deemed necessary or appropriate.

          On the basis of and subject to the foregoing, and to the qualifications set forth below, I am of the opinion that:

          1.  The Borrower is a corporation duly
     incorporated, validly existing and in good standing under the laws of the State of New York and is duly qualified as a foreign corporation to do business and in good standing under the laws of the State of Connecticut.

          2. The Borrower has the corporate power and corporate authority to enter into the Credit Agreement and the Notes and to consummate the transactions provided for therein.

          3. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes and the consummation by the Borrower of the transactions provided for therein have been duly authorized by all requisite corporate action on the part of the Borrower.

          4. The Credit Agreement and the Notes have been duly executed and delivered by the Borrower and are valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as (i) limited by bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or limiting creditors' rights generally, (ii) limited by equitable principles of general applicability and the discretion of the court before which any proceeding thereafter may be brought in applying such principles and (iii) the enforceability of indemnification against securities law liabilities may be limited by applicable federal and state securities laws and general principles of public policy. Additionally, I express no opinion as to the validity of the provisions of
     Section 9.08 of the Agreement providing for a waiver of trial by jury.



          5. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes will not
     (i) constitute a violation of any law or regulation of the State of New York or Connecticut or the United States of America which is binding on the Borrower,
     (ii) violate the certificate of incorporation or by-laws of the Borrower or (iii) result in a breach of, or constitute a default under, or require any consent under, any indenture or other agreement or instrument known to me (such agreements being listed in Schedule 1 hereto) evidencing or governing indebtedness for borrowed money of the Borrower.

         6. No consent or approval of, or action by or filing with, any court or administrative or governmental body which has not been obtained, taken or made is required under the laws of the State of New York or Connecticut or the United States of America for the Borrower to execute and deliver the Credit Agreement and the Notes and to consummate the transactions provided for therein.

         7. To the best of my knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Borrower or any of its Restricted Subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which could materially adversely affect the present or prospective ability of the Borrower to perform its obligations under the Credit Agreement or any Note or which draws into question the validity of the Credit Agreement or the Notes.

          In giving the opinions set forth in paragraphs 1 and 2 above, I have relied upon telegraphic or oral confirmations as to the existence and good standing of the Borrower.

          This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person (except for deliveries required in accordance with applicable law) without my prior written consent.

                                   Very truly yours,




                                                     EXHIBIT F



                          OPINION OF
            DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                        FOR THE AGENTS____________


                                  [Effective Date]


To the Banks and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

          We have participated in the preparation of the $200,000,000 Credit Agreement (the "Credit Agreement") dated as of November 4, 1994 among Union Carbide Corporation, a New York corporation (the "Borrower"), the Banks party thereto, the Co-Agents party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Chemical Bank, as Administrative Agent and Auction Agent, and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to
Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

          We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

          Upon the basis of the foregoing, we are of the opinion that:

          1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

          2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as limited by (i) bankruptcy, insolvency or other laws affecting creditors' rights generally and (ii) equitable principles of general applicability.

          We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

          This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person (except for deliveries required in accordance with applicable law) without our prior written consent.

                             Very truly yours,



                                                  EXHIBIT G




                   ADMINISTRATIVE QUESTIONNAIRE


___________________________________________________________

Please provide the following details:

I.  Information to be included in the Credit Agreement:

     (A)  BANK NAME:

          _________________________________________________

     (B)  DOMESTIC LENDING OFFICE NAME AND ADDRESS:

          _________________________________________________

          _________________________________________________

          _________________________________________________

          TELEX NUMBER/ANSWERBACK:

          __________________________________________________

          TELECOPIER/FAX NUMBER:

          __________________________________________________


     (C)  EURO-DOLLAR LENDING OFFICE NAME AND ADDRESS

          __________________________________________________

          __________________________________________________

          __________________________________________________


          TELEX NUMBER/ANSWERBACK:

          __________________________________________________





          TELECOPIER/FAX NUMBER:

          __________________________________________________


     (D)  MONEY MARKET LENDING OFFICE:

          __________________________________________________

          __________________________________________________

          __________________________________________________


          TELEX NUMBER/ANSWERBACK:

          __________________________________________________


          TELECOPIER/FAX NUMBER:

          __________________________________________________


II.  Information for the administration of the facility:

     (A)  Where execution copies should be sent:

          NAME:

          _________________________________________________


          ADDRESS:

          _________________________________________________

          _________________________________________________

          _________________________________________________


     (B)  Where conformed copies should be sent:

          NAME:

          _________________________________________________





          ADDRESS:

          _________________________________________________

          _________________________________________________

          _________________________________________________


     (C)  FOR CREDIT MATTERS:

          CONTACT NAMES/DEPT.:

          _________________________________________________


          TELEPHONE NUMBER:

          _________________________________________________


          TELEX NUMBER/ANSWERBACK:

          _________________________________________________


          TELECOPIER/FAX NUMBER:

          _________________________________________________


     (D)  FOR ADMINISTRATIVE/OPERATIONS MATTERS:

          CONTACT NAMES/DEPT.:

          _________________________________________________


          TELEPHONE NUMBER:

          _________________________________________________


          TELEX NUMBER/ANSWERBACK:

          _________________________________________________





          TELECOPIER/FAX NUMBER:

          _________________________________________________


     (E)  FOR MONEY MARKET LOANS:

          PRIMARY CONTACT NAME/DEPT.:

          _________________________________________________


          TELEPHONE NUMBER:

          _________________________________________________


          TELEX NUMBER/ANSWERBACK:

          _________________________________________________


          TELECOPIER/FAX NUMBER:

          _________________________________________________


          SECONDARY CONTACT NAME/DEPT.:

          _________________________________________________


          TELEPHONE NUMBER:

          _________________________________________________


          TELEX NUMBER/ANSWERBACK:

          _________________________________________________


          TELECOPIER/FAX NUMBER:

          _________________________________________________





     (F) PAYMENT INSTRUCTIONS (Please specify where funds, i.e., interest, commitment fees, repayment of loans, should be wired):


          ________________________________________________

          ________________________________________________

          ________________________________________________





                                                    EXHIBIT H




                ASSIGNMENT AND ASSUMPTION AGREEMENT



          AGREEMENT dated as of _________, 19__ among [ASSIGNOR]
(the "Assignor"), [ASSIGNEE] (the "Assignee"), UNION CARBIDE
CORPORATION (the "Borrower")** and CHEMICAL BANK, as the
Administrative Agent (the "Administrative Agent").


                        W I T N E S S E T H


          WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the $200,000,000 Credit Agreement dated as of November 4, 1994 among the Borrower, the Assignor and the other Banks party thereto, as Banks, the Co-Agents party thereto, the Administrative Agent and the other Agents (as defined therein) (as the same may be amended from time to time, the "Credit Agreement");

          [WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Committed Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;]

          WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

          [WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit
Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding



__________________

* If the Borrower's consent to this assignment is not required by
Section 9.06(c) of the Credit Agreement, references to the Borrower as a party hereto and Section 4 hereof should be deleted.


Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;]

          [WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its outstanding Term Loans in an amount equal to $_______ (the "Assigned Amount"), and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;]

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1.  Definitions.  All capitalized terms not
otherwise defined herein have the respective meanings set forth in the Credit Agreement.

          SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Administrative Agent and the payment of the amounts specified in
Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

          SECTION 3.  Payments.  As consideration for the
assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in


Federal funds an amount equal to $_________.** It is understood that facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

          SECTION 4. Consent of the Borrower. This Agreement is conditioned upon the consent of the Borrower pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower is evidence of this consent. Pursuant to Section 9.06(c) the Borrower agrees to execute and deliver Notes payable to the order of the Assignee (and, if necessary, to the Assignor) to evidence the assignment and assumption provided for herein.

          SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, any other Bank, any Co-Agent or any Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

          SECTION 6.  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be



____________________

** Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor
to the Assignee.   It may be preferable in an appropriate case to
specify these amounts generically or by formula rather than as a fixed sum.


an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                    [ASSIGNOR]


                    By __________________________________
                        Name:
                        Title:




                    [ASSIGNEE]


                    By __________________________________
                        Name:
                        Title:




                    UNION CARBIDE CORPORATION


                    By __________________________________
                        Name:
                        Title:





Acknowledged this ____ day
of ____ by Chemical Bank,
as Administrative Agent


By________________________________
  Name:
  Title